UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06143

CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.
(Exact name of registrant as specified in charter)

466 Lexington Avenue, New York, New York			10017-3140
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. Credit Suisse Global Fixed Income Fund, Inc. 466 Lexington Avenue New York, New York 10017-3140
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 875-3500

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2005 to April 30, 2006

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Semiannual Report

April 30, 2006
(unaudited)

■  CREDIT SUISSE
GLOBAL FIXED INCOME FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3140. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Common Class and/or Advisor Class shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge but may be subject to an ongoing service and distribution fee of up to 0.50% of average daily net assets. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares. For more information, please review the relevant prospectuses or consult your financial representative.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of April 30, 2006; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Global Fixed Income Fund

Semiannual Investment Adviser's Report

April 30, 2006 (unaudited)

June 16, 2006

Dear Shareholder:

Performance Summary

11/01/05 – 04/30/06

Fund & Benchmark	Performance
Common Class[1]	1.60%
Advisor Class[1]	1.48%
Class A1,2	1.48%
Class C1,2	1.02%
Lehman Brothers Global Aggregate Bond Index[3]	2.07%

Performance for the Fund's Class A and Class C Shares is without the maximum sales charge of 4.75% and 1.00%, respectively.2

Market Overview

Central banks around the world tightened interest rates over the past six months in an attempt to reduce the risk of inflation in the face of strong economic growth and rising commodity prices. As the U.S. economy rebounded from the after-effects of 2005's hurricanes and roared ahead in the first quarter of 2006, the Federal Reserve Bank raised short-term rates in four quarter-point increments during the six-month period. The relentless campaign on short rates seemed finally to have an effect on the long end of the yield curve. The curve, which had been inverted in segments during most of the period, began to assume more typical proportions toward the end of Q1/06, as yields on 10-year Treasury bonds exceeded 5%, a barrier they hadn't breached since 2002. Against this headwind, the Fund's benchmark index registered marginally positive returns for the period. The Fund's return, while also positive, trailed the benchmark slightly with the loss in currency translation dragging down the outperformance it recorded based on duration and credit quality decisions.

Japan's government declared victory in the economy's decade-long struggle against deflation. Unlike earlier, short-lived recoveries stimulated by export demand, the current edition has a domestic consumer component to it, suggesting it may be more durable. Although the recovery remains in its early stages, the markets began anticipating an end to the Bank of Japan's extraordinary campaign of pumping liquidity into the lagging economy. The change in sentiment may help explain the difficulties encountered in the small high-interest-rate economies of Iceland and New Zealand as global investors who took advantage of Japan's zero-interest-rate policy began unwinding their carry trades. Yields also rose in Europe as the pace of business activity accelerated

Credit Suisse Global Fixed Income Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

and the European Central Bank clarified its intentions. While the ECB raised its discount rate just once during the period, it became evident from its public statements that it would likely intervene in the face of continuing global growth and robust domestic data.

Only in the UK did the bond market march to a different beat. During the first three months of the period it posted the strongest local-currency returns. In part, we feel the fact that the British economy grew at a more measured pace than that of the other major markets explained its outperformance. Another factor contributed, however. Under new regulatory requirements, pension plans had to match their long-term liabilities with stable long-term assets, which increased demand for long-dated government securities. This extended the duration of the overall UK bond market. The extended duration magnified the impact when interest rates did rise during the last three months of the period so that the market gave back much of its earlier outperformance.

In contrast to similar scenarios in the past, the global credit picture remained stable despite rising interest rates and a falling U.S. Dollar. Historically, those conditions have confronted low-grade corporates and emerging-market governments with higher costs to fund their debt. This time, however, strong demand, a function of an increased global appetite for risk and strong corporate earnings, held spreads at the tight end of their recent range. The emerging markets fared particularly well, as producer countries took advantage of the revenues from strong commodity prices and the globalizing world economy, to pay down loans and build reserves.

Outlook and Strategy

We believe the Fed, while seeking to hold short-term interest rates at or near current levels, will move aggressively against any perceived inflationary threat. The U.S. economy remains strong overall, but we see pockets of weakness emerging, especially in the housing sector. Although inflation has risen somewhat — core inflation is now 2.2% year on year — the broadest measure of prices, the Employment Cost Index, shows very little upward pressure. As a result, we do not anticipate the current selloff in the U.S. bond market will accelerate markedly. We expect the Dollar to fall further in coming weeks but note that the extent of the decline could be relatively minor, given the persistence of favorable interest rate differentials.

European inflation concerns have risen due to higher energy prices and ongoing strength in global demand. As a result, we are maintaining a below-benchmark duration to reflect the interest rate risk we see in this scenario. In the UK, our duration is also short relative to the benchmark. This owes at least as

Credit Suisse Global Fixed Income Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

much to the market's exceptionally long duration as to our risk assessment. In fact, we hold an overweight position in UK bonds relative to the global benchmark. With ten-year gilt yields around 70 basis points higher than their January lows, we believe the downside risk for prices is now more limited.

The Bank of Japan's restrained economic outlook suggests it will not accelerate the pace of rate hikes. Nevertheless, Japanese bond yields, especially long dated maturities, might remain under upward pressure in anticipation of a rate hike, possibly as soon as this summer. On the other hand, we believe that short to intermediate term maturities have already discounted potential rate hikes and offer potential value in the low-growth scenario we anticipate.

Finally, we hold a cautious view on credit primarily because we believe rated credits have almost nowhere to go but down. The risk of inflation has not abated. Upgrade/downgrade ratios among speculative issues have peaked and are trending lower. And the credit markets have factored very little in the way of these risks into bond prices in our view.

The Credit Suisse Global Fixed Income Management Team

Joanne Gilbert

Kevin D. Barry

John de Garis

Sheila Huang

Richard Avidon

Philip Wubbena

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. Fixed income investing entails credit risks and interest rate risks. Typically, when interest rates rise, the market value of fixed income securities generally declines and the share price of the fund can fall.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investment portfolio. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from that projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

Credit Suisse Global Fixed Income Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Average Annual Returns as of March 31, 20061

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Common Class	(3.89)%	5.66%	5.86%	6.73%	11/01/90
Advisor Class	(3.87)%	5.39%	—	5.16%	08/12/96
Class A Without Sales Charge	(4.13)%	—	—	5.90%	11/30/01
Class A With Maximum Sales Charge	(8.69)%	—	—	4.71%	11/30/01
Class C Without CDSC	—	—	—	(5.87)%[4]	04/29/05
Class C With CDSC	—	—	—	(6.80)%[4]	04/29/05

Average Annual Returns as of April 30, 20061

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Common Class	(2.92)%	6.17%	5.90%	6.84%	11/01/90
Advisor Class	(2.97)%	5.88%	—	5.33%	08/12/96
Class A Without Sales Charge	(3.16)%	—	—	6.30%	11/30/01
Class A With Maximum Sales Charge	(7.72)%	—	—	5.12%	11/30/01
Class C Without CDSC	(3.97)%	—	—	(3.95)%	04/29/05
Class C With CDSC	(4.92)%	—	—	(3.95)%	04/29/05

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  Total return for Class A shares for the reporting period, based on offering price (with maximum sales charge of 4.75%), was down 3.36%. Total return for Class C shares for the reporting period, based on offering price (with maximum sales charge of 4.75%), was 0.02%.

3  The Lehman Brothers(TM) Global Aggregate Bond Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Lehman Brothers Inc., including the U.S. Aggregate(TM) Bond Index, the Pan-European(TM) Aggregate Index, the Global Treasury(TM) Index, the Asian-Pacific(TM) Aggregate Index, the Eurodollar(TM) Index and the U.S. Investment(TM) Grade 144A Index. Investors cannot invest directly in an index.

4  Returns for periods less than one year are not annualized.

Credit Suisse Global Fixed Income Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2006.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Global Fixed Income Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended April 30, 2006

Actual Fund Return	Common Class	Advisor Class	Class A	Class C
Beginning Account Value 11/1/05	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/06	$1,016.00	$1,014.80	$1,014.80	$1,010.20
Expenses Paid per $1,000*	$4.75	$4.75	$5.99	$9.72
Hypothetical 5% Fund Return
Beginning Account Value 11/1/05	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/06	$1,020.08	$1,020.08	$1,018.84	$1,015.12
Expenses Paid per $1,000*	$4.76	$4.76	$6.01	$9.74
	Common Class	Advisor Class	Class A	Class C
Annualized Expense Ratios*	0.95%	0.95%	1.20%	1.95%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

Credit Suisse Global Fixed Income Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Credit Quality Breakdown*

Ratings S&P
AAA	50.8%
AA	17.8%
A	9.7%
BBB	6.0%
BB	3.6%
B	4.2%
CCC	2.1%
NR	1.7%
Subtotal	95.9%
Short-Term Investments	4.1%
Total	100.0%

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Credit Suisse Global Fixed Income Fund

Schedule of Investments

April 30, 2006 (unaudited)

Par (000)			Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS (94.7%)
Australia (0.6%)
Sovereign (0.6%)
860	AUD	Queensland Treasury Corp., Series 15G,
		Global Government Guaranteed Notes	(AAA , Aaa)	10/14/15	6.000	$660,888
Austria (1.3%)
Banks (1.3%)
160,000	JPY	Osterreichische Kontrollbank AG, Global Government Guaranteed Notes	(AAA , Aaa)	03/22/10	1.800	1,432,574
Belgium (4.4%)
Sovereign (4.4%)
1,000	EUR	Kingdom of Belgium	(AA+ , Aa1)	03/28/09	3.750	1,267,986
2,300	EUR	Kingdom of Belgium	(AA+ , Aa1)	03/28/28	5.500	3,416,075
TOTAL BELGIUM						4,684,061
Bermuda (0.4%)
Insurance (0.1%)
130	USD	Everest Reinsurance Holdings, Notes	(A- , A3)	10/15/14	5.400	123,494
Telecommunications (0.3%)
255	USD	Intelsat, Ltd., Global Senior Notes	(B , Caa1)	11/01/08	5.250	246,713
TOTAL BERMUDA						370,207
Canada (2.5%)
Pipelines (0.1%)
75	USD	Trans-Canada Pipelines, Ltd., Yankee Bonds	(A- , A2)	01/15/15	4.875	70,531
Sovereign (2.4%)
2,900	CAD	Government of Canada	(AAA , Aaa)	09/01/09	4.250	2,587,756
TOTAL CANADA						2,658,287
Finland (0.9%)
Sovereign (0.9%)
750	EUR	Republic of Finland, Senior Unsubordinated Notes	(AAA , Aaa)	07/04/06	2.750	944,930
France (1.2%)
Diversified Financials (1.2%)
1,000	EUR	Banque Psa Finance, Series EMTN, Notes	(A- , A2)	01/30/07	4.875	1,274,128
Germany (9.2%)
Banks (3.0%)
70,000	JPY	Kreditanstalt fuer Wiederaufbau, Global Foreign Government Guaranteed Notes	(AAA , Aaa)	02/16/26	2.050	592,889
300,000	JPY	Landwirtschaftliche Rentenbank, Series EMTN, Unsubordinated Notes	(AAA , Aaa)	04/25/13	1.375	2,558,396
						3,151,285

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund

Schedule of Investments (continued)

April 30, 2006 (unaudited)

Par (000)			Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
Germany
Diversified Financials (1.2%)
1,000	EUR	Nuernberger Hypothekenbank AG,
		Series 395, Bonds	(AAA , Aaa)	01/23/07	5.000	$1,275,548
Sovereign (5.0%)
1,000	EUR	Federal Republic of Germany	(AAA , Aaa)	01/04/07	6.000	1,284,020
195	EUR	Federal Republic of Germany	(AAA , Aaa)	02/16/07	4.000	247,381
1,000	EUR	Federal Republic of Germany	(AAA , Aaa)	09/14/07	2.250	1,242,698
1,400	EUR	Federal Republic of Germany	(AAA , Aaa)	01/04/12	5.000	1,870,633
580	EUR	Federal Republic of Germany	(AAA , Aaa)	01/04/37	4.000	707,353
						5,352,085
TOTAL GERMANY						9,778,918
Ireland (1.2%)
Banks (1.2%)
1,000	EUR	Depfa ACS Bank, Rule 144A‡	(AAA , Aaa)	04/15/08	3.250	1,253,729
Italy (1.6%)
Sovereign (1.6%)
190,000	JPY	Republic of Italy	(AA- , Aa2)	02/23/10	1.800	1,699,518
Japan (5.2%)
Banks (2.0%)
250,000	JPY	Japan Bank Foreign International Cooperative, Government Guaranteed Notes	(AA- , Aaa)	03/19/08	0.350	2,179,092
Electric (1.2%)
1,000	EUR	Tokyo Electric Power Company, Inc., Euro Notes	(AA- , Aa3)	03/27/07	5.125	1,279,932
Sovereign (2.0%)
290,000	JPY	Development Bank of Japan, Global Government Guaranteed Notes	(AA- , Aa1)	06/20/23	1.050	2,104,361
TOTAL JAPAN						5,563,385
Luxembourg (2.2%)
Banks (0.9%)
110,000	JPY	European Investment Bank	(AAA , Aaa)	06/20/17	1.400	904,533
Insurance (0.6%)
500	EUR	Hannover Finance SA, Euro-zone Company Guaranteed Notes (Callable 02/26/14 @ $100.00)‡‡	(A , NR)	02/26/24	5.750	668,874
Miscellaneous Manufacturing (0.1%)
100	USD	Tyco International Group SA, Yankee Company Guaranteed Notes	(BBB+ , Baa3)	10/15/11	6.375	102,959

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund

Schedule of Investments (continued)

April 30, 2006 (unaudited)

Par (000)			Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
Luxembourg
Telecommunications (0.6%)
350	EUR	SES Global, Series EMTN, Company
		Guaranteed Notes	(BBB+ , Baa2)	03/15/11	4.000	$434,564
149	EUR	SES Global, Company Guaranteed Notes	(BBB+ , Baa2)	11/19/08	4.500	190,817
						625,381
TOTAL LUXEMBOURG						2,301,747
Malaysia (0.3%)
Oil & Gas (0.3%)
320	USD	Petroliam Nasional Berhad, Rule 144A, Bonds‡	(A- , A1)	08/15/15	7.750	364,044
Netherlands (4.1%)
Banks (0.8%)
650	EUR	Urenco Finance NV, Euro-zone Bonds	(A+ , A1)	12/07/10	3.375	793,229
Insurance (1.2%)
1,000	EUR	Allianz Finance BV, Company Guaranteed Notes	(AA- , Aa3)	07/30/07	5.750	1,296,620
Sovereign (2.1%)
1,700	EUR	Government of the Netherlands	(AAA , Aaa)	07/15/12	5.000	2,278,786
TOTAL NETHERLANDS						4,368,635
Norway (1.5%)
Diversified Financials (1.5%)
180,000	JPY	Eksportfinans ASA, Global Bonds	(AA+ , Aaa)	06/21/10	1.800	1,609,274
Spain (3.4%)
Banks (1.7%)
1,500	EUR	Banco Bilbao Vizcaya Argentaria SA, Notes	(NR , Aaa)	02/25/15	3.500	1,796,952
Sovereign (1.7%)
1,400	EUR	Kingdom of Spain	(AAA , Aaa)	03/31/07	7.350	1,829,723
TOTAL SPAIN						3,626,675
United Kingdom (11.4%)
Agriculture (1.1%)
1,000	EUR	BAT International Finance PLC, Series EMTN, Company Guaranteed Notes	(BBB+ , Baa1)	06/29/12	3.625	1,195,764
Commercial Services (0.3%)
280	USD	Ashtead Holdings PLC, Rule 144A, Secured Notes (Callable 08/01/10 @ $104.31)‡	(B , B2)	08/01/15	8.625	291,200
Sovereign (10.0%)
4,035	GBP	UK Treasury Bonds	(AAA , Aaa)	03/07/08	5.000	7,387,236
1,650	GBP	UK Treasury Bonds	(AAA , Aaa)	03/07/25	5.000	3,209,201
						10,596,437
TOTAL UNITED KINGDOM						12,083,401

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund

Schedule of Investments (continued)

April 30, 2006 (unaudited)

Par (000)			Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
United States (43.3%)
Advertising (0.3%)
300	USD	R. H. Donnelley Corp., Rule 144A, Senior
		Discount Notes (Callable 01/15/09 @
		$103.44)‡	(B , Caa1)	01/15/13	6.875	$280,500
Asset Backed Securities (8.7%)
1,036	USD	Asset Backed Funding Certificates, Series 2005-AQ1, Class A4#	(AAA , Aaa)	06/25/35	5.010	967,042
795	USD	Asset Backed Funding Certificates, Series 2005-AQ1, Class M1#	(AA , Aa)	06/25/35	5.240	741,404
1,370	USD	CDC Mortgage Capital Trust, Series 2003-HE4, Class M2#	(A , A2)	03/25/34	6.609	1,397,142
835	USD	CIT Group Home Equity Loan Trust, Series 2003-1, Class M1	(AA , Aa2)	10/20/32	4.670	814,733
1,225	USD	Countrywide Asset-Backed Certificates, Series 2005-4, Class MF2	(AA , Aa2)	10/25/35	5.136	1,175,197
1,410	USD	GSAA Home Equity Trust, Series 2005-12, Class AF4	(AAA , Aaa)	09/25/35	5.344	1,335,314
505	USD	Ixis Real Estate Capital Trust, Series 2005-HE2, Class M1#	(AA , Aa1)	09/25/35	5.389	508,181
535	USD	Morgan Stanley ABS Capital I, Series 2004-NC3, Class B3#	(BBB- , Baa3)	03/25/34	7.959	541,797
480	USD	Park Place Securities, Inc., Series 2004-WCW2, Class M10#	(BB+ , Ba1)	10/25/34	7.709	444,728
755	USD	Popular ABS Mortgage Pass-Through Trust, Series 2005-1, Class AF4	(AAA , Aaa)	05/25/35	4.608	726,924
590	USD	Soundview Home Equity Loan Trust, Series 2005-B, Class M8	(BBB , Baa2)	05/25/35	6.704	591,750
						9,244,212
Automobile Manufacturers (0.7%)
710	USD	DaimlerChrysler North America Holding Corp., Global Company Guaranteed Notes	(BBB , A3)	03/15/11	5.875	707,568
Banks (2.0%)
210	USD	Bank of America Corp., Global Notes	(AA- , Aa2)	10/01/10	4.250	200,259
140	USD	Bank of America Corp., Rule 144A, Company Guaranteed Notes (Callable 12/31/06 @ $104.04)‡	(A , Aa3)	12/31/26	8.070	147,638
380	USD	Bank of New York Company, Inc., Senior Subordinated Notes (Callable 03/15/08 @ $100.00)#	(A , A1)	03/15/13	3.400	365,702
410	USD	USB Capital IX, Company Guaranteed Notes (Callable 04/15/11 @ $100.00)	(A , A1)	03/29/49	6.189	405,570
995	USD	Wachovia Capital Trust III, Bank Guaranteed Notes (Callable 03/15/11 @ $100.00)	(A- , A2)	03/15/42	5.800	976,494
						2,095,663

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund

Schedule of Investments (continued)

April 30, 2006 (unaudited)

Par (000)			Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
United States
Chemicals (0.3%)
280	USD	Equistar Chemicals LP, Notes	(BB- , B2)	02/15/09	8.750	$294,350
Commercial Services (0.3%)
265	USD	Cenveo Corp., Global Company Guaranteed Notes (Callable 03/15/07 @ $104.81)	(B+ , B1)	03/15/12	9.625	284,213
Computers (0.3%)
310	USD	SunGard Data Systems, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/15/09 @ $104.56)‡	(B- , B3)	08/15/13	9.125	332,475
Diversified Financials (2.4%)
215	USD	Ameriprise Financial, Inc., Senior Unsecured Notes	(A- , A3)	11/15/10	5.350	212,485
250	USD	BCP Crystal Holdings Corp., Global Senior Subordinated Notes (Callable 06/15/09 @ $104.81)	(B , B3)	06/15/14	9.625	276,250
185	USD	Ford Motor Credit Co., Global Notes	(BB- , Ba2)	01/25/07	6.500	183,887
390	USD	Ford Motor Credit Co., Notes	(BB- , Ba2)	06/16/08	6.625	366,598
250	USD	General Motors Acceptance Corp., Global Notes	(BB , Ba1)	05/15/09	5.625	234,336
60	USD	General Motors Acceptance Corp., Global Notes§	(BB , Ba1)	12/01/14	6.750	54,772
230	USD	Goldman Sachs Group, Inc., Global Notes§	(A+ , Aa3)	01/15/15	5.125	217,887
200	USD	HSBC Finance Capital Trust IX, Notes (Callable 11/30/15 @ $100.00)#	(BBB+ , A1)	11/30/35	5.911	193,566
160	USD	ILFC E Capital Trust I, Rule 144A, Bonds (Callable 12/21/10 @ $100.00)#‡	(A , A3)	12/21/65	5.900	156,216
160	USD	Residential Capital Corp., Company Guaranteed Notes	(BBB- , Baa3)	11/21/08	6.125	159,403
295	USD	Residential Capital Corp., Company Guaranteed Notes	(BBB- , Baa3)	02/22/11	6.000	289,260
225	USD	UCAR Finance, Inc., Global Company Guaranteed Notes (Callable 02/15/07 @ $105.13)	(B- , B2)	02/15/12	10.250	240,750
						2,585,410
Electric (0.8%)
270	USD	AES Corp., Senior Notes	(B , B1)	06/15/08	8.750	282,825
70	USD	Constellation Energy Group, Inc., Notes	(BBB , Baa1)	04/01/07	6.350	70,533
170	USD	FPL Group Capital, Inc., Notes§	(A- , A2)	02/16/07	4.086	168,349
130	USD	PacifiCorp, First Mortgage Notes§	(A- , A3)	11/15/11	6.900	138,216
230	USD	TXU Corp., Series P, Global Senior Notes	(BB+ , Ba1)	11/15/14	5.550	214,882
						874,805

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund

Schedule of Investments (continued)

April 30, 2006 (unaudited)

Par (000)			Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
United States
Entertainment (0.4%)
130	USD	AMC Entertainment, Inc., Senior
		Subordinated Notes
		(Callable 02/01/07 @ $100.00)	(CCC+ , B3)	02/01/11	9.500	$129,675
330	USD	Six Flags, Inc., Global Senior Notes (Callable 04/15/08 @ $104.88)	(CCC , Caa1)	04/15/13	9.750	337,425
						467,100
Food (0.2%)
240	USD	Smithfield Foods, Inc., Series B, Global Senior Notes	(BB , Ba2)	10/15/09	8.000	247,200
Healthcare Services (0.2%)
265	USD	WellPoint, Inc., Global Unsecured Notes§	(BBB+ , Baa1)	01/15/11	5.000	258,431
Household Products (0.2%)
210	USD	Playtex Products, Inc., Global Company Guaranteed Notes (Callable 06/01/06 @ $104.69)§	(CCC+ , Caa1)	06/01/11	9.375	219,975
Insurance (2.1%)
275	USD	American International Group, Inc., Global Notes#§	(AA , Aa2)	05/15/13	4.250	252,136
290	USD	Berkshire Hathaway Finance Corp., Global Company Guaranteed Notes	(AAA , Aaa)	01/15/10	4.125	277,027
200,000	JPY	GE Financial Assurance Holdings, Inc., Global Notes	(A , A2)	06/20/11	1.600	1,716,534
						2,245,697
Lodging (1.0%)
210	USD	Inn of the Mountain Gods, Global Senior Notes (Callable 11/15/07 @ $106.00)	(B , B3)	11/15/10	12.000	228,375
250	USD	Majestic Star Casino LLC, Company Guaranteed Notes (Callable 10/15/07 @ $104.75)	(BB- , B2)	10/15/10	9.500	267,500
240	USD	MGM Mirage, Inc., Rule 144A, Senior Notes‡	(BB , Ba2)	04/01/13	6.750	237,600
260	USD	Resorts International Hotel & Casino, Inc., Global Company Guaranteed Notes (Callable 03/15/07 @ $106.00)	(B , B2)	03/15/09	11.500	285,350
						1,018,825
Machinery-Diversified (0.3%)
300	USD	Case New Holland, Inc., Global Company Guaranteed Notes	(BB- , Ba3)	06/01/09	6.000	294,750
Media (1.4%)
250	USD	CCO Holdings LLC, Global Senior Notes (Callable 11/15/08 @ $104.38)	(CCC- , B3)	11/15/13	8.750	246,250

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund

Schedule of Investments (continued)

April 30, 2006 (unaudited)

Par (000)			Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
United States
Media
150	USD	Cox Communications, Inc., Global Notes	(BBB- , Baa3)	12/15/14	5.450	$142,230
250	USD	CSC Holdings, Inc., Senior Notes	(B+ , B2)	07/15/08	7.250	254,063
275	USD	EchoStar DBS Corp., Global Senior Notes	(BB- , Ba3)	10/01/08	5.750	271,562
215	USD	Houghton Mifflin Co., Global Senior Subordinated Notes (Callable 02/01/08 @ $104.94)	(B- , Caa1)	02/01/13	9.875	231,125
235	USD	Sinclair Broadcast Group, Inc., Global Company Guaranteed Notes (Callable 12/15/06 @ $104.38)	(B , B2)	12/15/11	8.750	248,513
125	USD	Viacom, Inc., Rule 144A, Senior Notes‡	(BBB , Baa3)	04/30/11	5.750	124,265
						1,518,008
Mortgage Backed Securities (16.8%)
965	USD	Bank of America Commercial Mortgage, Inc., Series 2005-6, Class A4‡‡	(AAA , Aaa)	09/10/47	5.354	932,450
290	USD	Bank of America Large Loan, Inc., Rule 144A, Series 2006-LAQ, Class K#‡	(BBB- , Baa3)	02/09/21	5.923	290,000
570	USD	Bear Stearns Commercial Mortgage Securities, Inc., Rule 144A, Series 2005-LXR1, Class H#‡ ‡‡	(AAA , Aaa)	09/15/18	6.101	571,069
160,000	JPY	Fannie Mae Global Senior Notes	(AAA , Aaa)	10/09/07	2.125	1,432,772
1,415	USD	First Horizon Mortgage Pass-Through Trust, Series 2006-AR1, Class 2A1#‡‡	(AAA , Aaa)	05/25/36	5.918	1,416,201
1,000	EUR	Freddie Mac, Global Unsubordinated Notes	(AAA , Aaa)	01/15/14	4.375	1,285,155
1,325	USD	GMAC Commercial Mortgage Securities, Inc., Series 1997-C2, Class B, Subordinated Bonds‡‡	(AAA , Aaa)	04/15/29	6.703	1,349,520
1,900	USD	LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A5‡‡	(AAA , Aaa)	04/15/30	5.150	1,824,036
823	USD	Master Specialized Loan Trust, Series 2005-3, Class A2‡‡	(AAA , Aaa)	11/25/35	5.704	814,608
910	USD	Morgan Stanley Capital I, Series 2006-HQ8, Class AM‡‡	(AAA , Aaa)	03/12/44	5.610	892,875
1,009	USD	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21‡‡	(AAA , Aaa)	09/25/34	5.380	1,002,948
1,865	USD	Residential Accredit Loans, Inc., Series 2006-QA1, Class A21‡‡	(AAA , Aaa)	01/25/36	6.009	1,872,651
2,539	USD	Residential Funding Mortgage Securities I, Series 2006-SA1, Class 1A1‡‡	(AAA , Aaa)	02/25/36	5.686	2,531,943
1,611	USD	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR5, Class 2A1#‡‡	(AAA , Aaa)	04/25/36	5.552	1,607,689
						17,823,917
Office & Business Equipment (0.2%)
265	USD	Xerox Corp., Senior Unsecured Notes	(BB+ , Ba2)	03/15/16	6.400	259,369

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund

Schedule of Investments (continued)

April 30, 2006 (unaudited)

Par (000)			Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
United States
Oil & Gas (0.9%)
235	USD	Amerada Hess Corp., Notes	(BBB- , Ba1)	08/15/31	7.300	$256,137
175	USD	Enterprise Products Operating LP, Series B, Global Senior Notes	(BB+ , Baa3)	10/15/34	6.650	170,527
320	USD	Pemex Project Funding Master Trust, Rule 144A, Company Guaranteed Notes#‡	(BBB , Baa1)	06/15/10	6.210	328,800
155	USD	XTO Energy, Inc., Notes	(BBB- , Baa3)	06/30/15	5.300	147,899
						903,363
Packaging & Containers (1.1%)
275	USD	Berry Plastics Corp., Global Company Guaranteed Notes (Callable 07/15/07 @ $105.38)	(B- , B3)	07/15/12	10.750	301,125
290	USD	Graham Packaging Company, Inc., Global Company Guaranteed Notes (Callable 10/15/08 @ $104.25)	(CCC+ , Caa1)	10/15/12	8.500	297,250
260	USD	Owens-Brockway Glass Container, Inc., Global Secured Notes (Callable 11/15/07 @ $104.38)	(BB- , B1)	11/15/12	8.750	278,850
265	USD	Smurfit-Stone Container Corp., Global Senior Notes	(CCC+ , B2)	02/01/08	9.250	274,937
						1,152,162
Pharmaceuticals (0.3%)
300	USD	Bristol-Myers Squibb Co., Notes§	(A+ , A1)	08/15/13	5.250	291,862
Retail (0.4%)
140	USD	Home Depot, Inc., Global Senior Unsecured Notes	(AA , Aa3)	03/01/16	5.400	136,613
260	USD	United Auto Group, Inc., Global Company Guaranteed Notes (Callable 03/15/07 @ $104.81)	(B , B3)	03/15/12	9.625	277,875
						414,488
Telecommunications (1.7%)
275	USD	AT&T, Inc., Global Notes	(A , A2)	09/15/34	6.150	259,866
260	USD	Centennial Cellular Communications Corp., Global Company Guaranteed Notes (Callable 06/15/08 @ $105.06)	(CCC , B3)	06/15/13	10.125	285,675
285	USD	Level 3 Communications, Inc., Senior Notes (Callable 05/01/06 @ $100.00)§	(CCC- , Ca)	05/01/08	9.125	285,000
275	USD	Motorola, Inc., Notes	(BBB+ , Baa2)	11/16/07	4.608	272,028
335	USD	Qwest Capital Funding, Inc., Company Guaranteed Notes	(B , B3)	07/15/08	6.375	333,325
80	USD	Sprint Capital Corp., Global Company Guaranteed Notes	(A- , Baa2)	03/15/32	8.750	99,551

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund

Schedule of Investments (continued)

April 30, 2006 (unaudited)

Par (000)			Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BONDS
United States
Telecommunications
335	USD	Verizon Communications, Inc.,
		Global Notes	(A , A3)	02/15/16	5.550	$320,258
						1,855,703
Transportation (0.1%)
99	USD	Horizon Lines LLC, Global Company Guaranteed Notes (Callable 11/01/08 @ $104.50)	(CCC+ , B3)	11/01/12	9.000	103,579
United States Treasury Obligations (0.2%)
200	USD	United States Treasury Notes§	(AAA , Aaa)	02/15/16	4.500	191,344
TOTAL UNITED STATES						45,964,969
TOTAL BONDS (Cost $99,148,585)						100,639,370
Number of Shares
SHORT-TERM INVESTMENTS (6.0%)
2,018,638		State Street Navigator Prime Portfolio§§				2,018,638
Par (000)
$4,196		State Street Bank and Trust Co. Euro Time Deposit		05/01/06	3.850	4,196,000
125		United States Treasury Bills		05/11/06	4.310	124,843
TOTAL SHORT-TERM INVESTMENTS (Cost $6,339,481)						6,339,481
TOTAL INVESTMENTS AT VALUE (100.7%) (Cost $105,488,066)						106,978,851
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%)						(729,670)
NET ASSETS (100.0%)						$106,249,181

INVESTMENT ABBREVIATIONS

EMTN = Euro Medium Term Note

NR = Not Rated

†  Credit ratings given by the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, these securities amounted to a value of $4,377,356 or 4.1% of net assets.

#  Variable rate obligations — The interest rate shown is the rate as of April 30, 2006.

‡‡  Collateral segregated for futures contracts.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund

Statement of Assets and Liabilities

April 30, 2006 (unaudited)

Assets
Investments at value, including collateral for securities on loan of $2,018,638 (Cost $105,488,066) (Note 2)	$106,978,851[1]
Cash	184
Foreign currency at value (Cost $5,211)	5,292
Unrealized appreciation on forward currency contracts (Note 2)	1,366,688
Receivable for investments sold	1,095,923
Interest receivable	967,376
Receivable for fund shares sold	192,989
Variation margin receivable (Note 2)	10,956
Prepaid expenses and other assets	31,281
Total Assets	110,649,540
Liabilities
Advisory fee payable (Note 3)	27,848
Administrative services fee payable (Note 3)	22,297
Distribution fee payable (Note 3)	3,399
Payable upon return of securities loaned (Note 2)	2,018,638
Payable for investments purchased	1,097,204
Unrealized depreciation on forward currency contracts (Note 2)	956,185
Payable for fund shares redeemed	157,306
Directors' fee payable	3,609
Other accrued expenses payable	113,873
Total Liabilities	4,400,359
Net Assets
Capital stock, $0.001 par value (Note 6)	11,039
Paid-in capital (Note 6)	126,554,515
Accumulated net investment loss	(3,472,944)
Accumulated net realized loss on investments, futures transactions and foreign currency transactions	(18,548,296)
Net unrealized appreciation from investments, futures transactions and foreign currency translations	1,704,867
Net Assets	$106,249,181
Common Shares
Net assets	$93,221,346
Shares outstanding	9,684,309
Net asset value, offering price, and redemption price per share	$9.63
Advisor Shares
Net assets	$10,793
Shares outstanding	1,036
Net asset value, offering price, and redemption price per share	$10.42
A Shares
Net assets	$12,013,910
Shares outstanding	1,249,399
Net asset value and redemption price per share	$9.62
Maximum offering price per share (net asset value/(1-4.75%))	$10.10
C Shares
Net Assets	$1,003,132
Shares outstanding	104,389
Net asset value, offering price, and redemption price per share	$9.61

1  Including $1,977,708 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund

Statement of Operations

For the Six Months Ended April 30, 2006 (unaudited)

Investment Income (Note 2)
Interest	$2,221,432
Securities lending	2,628
Foreign taxes withheld	(9,416)
Total investment income	2,214,644
Expenses
Investment advisory fees (Note 3)	588,085
Administrative services fees (Note 3)	108,748
Distribution fees (Note 3)
Class A	16,957
Class C	4,338
Transfer agent fees (Note 3)	137,287
Registration fees	42,832
Custodian fees	30,707
Printing fees (Note 3)	23,626
Legal fees	17,947
Audit and tax fees	12,436
Directors' fees	10,632
Insurance expense	3,060
Commitment fees (Note 4)	1,855
Miscellaneous expense	5,247
Total expenses	1,003,757
Less: fees waived (Note 3)	(423,782)
Net expenses	579,975
Net investment income	1,634,669
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Foreign Currency Related Items
Net realized loss from investments	(1,572,711)
Net realized gain from futures contracts	62,552
Net realized gain on foreign currency transactions	687,538
Net change in unrealized appreciation (depreciation) from investments	1,167,383
Net change in unrealized appreciation (depreciation) from futures contracts	(194,206)
Net change in unrealized appreciation (depreciation) from foreign currency translations	(155,736)
Net realized and unrealized loss from investments, futures contracts and foreign currency related items	(5,180)
Net increase in net assets resulting from operations	$1,629,489

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2006 (unaudited)	For the Year Ended October 31, 2005
From Operations
Net investment income	$1,634,669	$3,891,923
Net realized gain (loss) from investments, futures contracts, options written, swap contracts and foreign currency transactions	(822,621)	4,973,438
Net change in unrealized appreciation (depreciation) from investments, futures contracts and foreign currency translations	817,441	(10,711,837)
Net increase (decrease) in net assets resulting from operations	1,629,489	(1,846,476)
From Dividends
Dividends from net investment income
Common Class shares	(1,088,835)	(9,895,636)
Advisor Class shares	(105)	(751)
Class A shares	(131,015)	(576,802)
Class C shares	(5,399)	(2,817)
Net decrease in net assets resulting from dividends	(1,225,354)	(10,476,006)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	8,893,956	69,605,805
Reinvestment of dividends	1,042,471	8,829,895
Net asset value of shares redeemed	(35,331,549)	(69,366,738)
Net increase (decrease) in net assets from capital share transactions	(25,395,122)	9,068,962
Net decrease in net assets	(24,990,987)	(3,253,520)
Net Assets
Beginning of period	131,240,168	134,493,688
End of period	$106,249,181	$131,240,168
Accumulated net investment loss	$(3,472,944)	$(3,882,259)

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund

Financial Highlights

(For a Common Class Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2006	For the Year Ended October 31,
	(unaudited)	2005	2004	2003	2002[1]	2001
Per share data
Net asset value, beginning of period	$9.58	$10.42	$10.59	$9.90	$9.99	$9.71
INVESTMENT OPERATIONS
Net investment income	0.13[2]	0.27[2]	0.27[2]	0.28[2]	0.38[2]	0.53
Net gain (loss) on investments, futures contracts, options written, swap contracts and foreign currency related items (both realized and unrealized)	0.02	(0.34)	0.70	1.11	0.03	0.21
Total from investment operations	0.15	(0.07)	0.97	1.39	0.41	0.74
LESS DIVIDENDS
Dividends from net investment income	(0.10)	(0.77)	(1.14)	(0.70)	(0.50)	(0.46)
Net asset value, end of period	$9.63	$9.58	$10.42	$10.59	$9.90	$9.99
Total return[3]	1.60%	(1.07)%	9.63%	14.73%	4.27%	7.81%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$93,221	$114,697	$128,816	$134,903	$108,535	$118,876
Ratio of expenses to average net assets	0.95%[4]	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	2.82%[4]	2.66%	2.67%	2.69%	3.89%	5.15%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.72%[4]	0.64%	0.70%	0.76%	0.77%	0.58%
Portfolio turnover rate	109%	230%	224%	239%	150%	144%

1  As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.87% to 3.89%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund

Financial Highlights

(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2006	For the Year Ended October 31,
	(unaudited)	2005	2004	2003	2002[1]	2001
Per share data
Net asset value, beginning of period	$10.37	$11.21	$11.32	$10.54	$10.62	$10.28
INVESTMENT OPERATIONS
Net investment income	0.14[2]	0.29[2]	0.29[2]	0.24[2]	0.36[2]	0.51
Net gain (loss) on investments, futures contracts, options written, swap contracts and foreign currency related items (both realized and unrealized)	0.01	(0.36)	0.74	1.19	0.02	0.22
Total from investment operations	0.15	(0.07)	1.03	1.43	0.38	0.73
LESS DIVIDENDS
Dividends from net investment income	(0.10)	(0.77)	(1.14)	(0.65)	(0.46)	(0.39)
Net asset value, end of period	$10.42	$10.37	$11.21	$11.32	$10.54	$10.62
Total return[3]	1.48%	(0.99)%	9.54%	14.16%	3.71%	7.32%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$11	$11	$11	$11	$56	$114
Ratio of expenses to average net assets	0.95%[4]	0.95%	0.95%	1.45%	1.45%	1.46%
Ratio of net investment income to average net assets	2.82%[4]	2.66%	2.67%	2.22%	3.50%	4.62%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.72%[4]	0.64%	0.70%	0.76%	0.77%	0.60%
Portfolio turnover rate	109%	230%	224%	239%	150%	144%

1  As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.50%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund

Financial Highlights

(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2006	For the Year Ended October 31,
	(unaudited)	2005	2004	2003	2002[1,2]
Per share data
Net asset value, beginning of period	$9.57	$10.41	$10.58	$9.89	$9.93
INVESTMENT OPERATIONS
Net investment income[3]	0.12	0.23	0.24	0.25	0.27
Net gain (loss) on investments, futures contracts, options written, swap contracts and foreign currency related items (both realized and unrealized)	0.02	(0.33)	0.70	1.12	0.16
Total from investment operations	0.14	(0.10)	0.94	1.37	0.43
LESS DIVIDENDS
Dividends from net investment income	(0.09)	(0.74)	(1.11)	(0.68)	(0.47)
Net asset value, end of period	$9.62	$9.57	$10.41	$10.58	$9.89
Total return[4]	1.48%	(1.32)%	9.37%	14.46%	4.55%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$12,014	$15,788	$5,667	$1,433	$89
Ratio of expenses to average net assets	1.20%[5]	1.20%	1.20%	1.20%	1.20%[5]
Ratio of net investment income to average net assets	2.57%[5]	2.41%	2.42%	2.39%	3.02%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.72%[5]	0.64%	0.70%	0.76%	0.90%[5]
Portfolio turnover rate	109%	230%	224%	239%	150%

1  As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the period ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.01% to 3.02%.

2  For the period November 30, 2001 (inception date) through October 31, 2002.

3  Per share information is calculated using the average shares outstanding method.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund

Financial Highlights

(For a Class C of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2006 (unaudited)	For the Period Ended October 31, 2005[1]
Per share data
Net asset value, beginning of period	$9.57	$10.12
INVESTMENT OPERATIONS
Net investment income[2]	0.09	0.07
Net gain (loss) on investments, futures contracts, options written, swap contracts and foreign currency related items (both realized and unrealized)	0.01	(0.57)
Total from investment operations	0.10	(0.50)
LESS DIVIDENDS
Dividends from net investment income	(0.06)	(0.05)
Net asset value, end of period	$9.61	$9.57
Total return[3]	1.02%	(4.93)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,003	$745
Ratio of expenses to average net assets	1.95%[4]	1.93%[4]
Ratio of net investment income to average net assets	1.82%[4]	1.37%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.72%[4]	0.64%[4]
Portfolio turnover rate	109%	230%

1  For the period April 29, 2005 (inception date) through October 31, 2005.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Global Fixed Income Fund

Notes to Financial Statements

April 30, 2006 (unaudited)

Note 1. Organization

Credit Suisse Global Fixed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company that seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Fund was incorporated under the laws of the State of Maryland on July 6, 1990.

The Fund is authorized to offer four classes of shares: Common Class shares, Advisor Class shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except that it bears different expenses which reflect the differences in the range of services provided to them. The Fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit-sharing plans, (2) investment advisory clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), (3) certain registered investment advisers ("RIAs"), (4) certain broker-dealers and RIAs with clients participation in comprehensive fee programs (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates and (6) Credit Suisse or its affiliates. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the Fund and open new accounts under the same Social Security number. Effective December 12, 2001, the Advisor Class closed to new investments. Although no further Advisor Class shares can be purchased, shareholders can redeem their shares through any available methods. Class A shares are sold subject to a front-end sales charge of 4.75%. Class C shares are sold subject to a contingent deferred sales change of 1.00% if the shares are redeemed within the first year of purchase.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or

Credit Suisse Global Fixed Income Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 2. Significant Accounting Policies

market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the price of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premium and accretes discount using the effective interest method. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

Credit Suisse Global Fixed Income Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 2. Significant Accounting Policies

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to have the Fund continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the

Credit Suisse Global Fixed Income Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 2. Significant Accounting Policies

contract settlement date or an offsetting position is entered into. At April 30, 2006, the Fund had the following open forward foreign currency contracts:

Forward Foreign Currency Contract	Expiration Date	Foreign Currency To Be Purchased/(Sold)		Contract Amount	Contract Value	Unrealized Gain (Loss)
Australian Dollar	06/21/2006	A$	5,899,367	$4,322,136	$4,472,122	$149,986
Australian Dollar	06/21/2006	A$	(4,382,857)	(3,140,317)	(3,322,504)	(182,187)
Australian Dollar	06/21/2006	A$	(1,900,551)	(1,407,947)	(1,440,747)	(32,800)
British Pound	06/21/2006		£2,479,652	4,365,843	4,510,342	144,499
British Pound	06/21/2006		£(2,462,158)	(4,283,933)	(4,478,521)	(194,588)
British Pound	06/21/2006		£(1,842,912)	(3,214,776)	(3,352,149)	(137,373)
British Pound	06/21/2006		£(840,703)	(1,498,578)	(1,529,190)	(30,612)
Canadian Dollar	06/21/2006	C$	173,038	150,467	154,641	4,174
Canadian Dollar	06/21/2006	C$	1,281,249	1,101,865	1,145,032	43,167
Danish Krone	06/21/2006	DKK	4,874,000	783,601	825,729	42,128
Danish Krone	06/21/2006	DKK	(1,440,000)	(231,556)	(243,958)	(12,402)
European Economic Unit	06/21/2006		€1,291,390	1,606,321	1,632,165	25,844
European Economic Unit	06/21/2006		€2,854,757	3,488,220	3,608,077	119,857
European Economic Unit	06/21/2006		€7,091,729	8,550,129	8,963,115	412,986
European Economic Unit	06/21/2006		€(3,331,786)	(4,110,478)	(4,210,987)	(100,509)
European Economic Unit	06/21/2006		€(2,722,470)	(3,321,871)	(3,440,882)	(119,011)
European Economic Unit	06/21/2006		€(865,000)	(1,072,998)	(1,093,259)	(20,261)
Iceland Krona 06/21/2006	ISK		82,261,500	1,072,999	1,099,049	26,050
Iceland Krona 06/21/2006	ISK		(83,375,500)	(1,064,512)	(1,140,653)	(76,141)
Japanese Yen	06/21/2006		¥1,080,716,850	9,286,062	9,532,693	246,631
Japanese Yen	06/21/2006		¥(71,500,000)	(617,657)	(630,681)	(13,024)
Japanese Yen	06/21/2006		¥(336,633,688)	(2,932,072)	(2,969,349)	(37,277)
Swedish Krona 06/21/2006	SKr		4,983,627	631,558	677,676	46,118
Swiss Franc	06/21/2006	CHF	2,856,035	2,203,731	2,308,979	105,248
				$10,666,237	$11,076,740	$410,503

I) TBA PURCHASE COMMITMENTS — The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

J) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the

Credit Suisse Global Fixed Income Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 2. Significant Accounting Policies

daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed.

When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. At April 30, 2006, the Fund had the following open futures contracts:

Futures Contract	Number of Contracts	Expiration Date	Contract Amount	Contract Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 20 Year Notes Bonds	82	06/21/06	$8,997,369	$8,761,188	$(236,181)
U.S. Treasury 5 Year Notes Futures	40	06/30/06	4,164,504	4,166,250	1,746
U.S. Treasury 2 Year Notes Futures	57	06/30/06	11,613,860	11,612,859	(1,001)
			24,775,733	24,540,297	(235,436)
U.S. Treasury 10 Year Notes Futures	(99)	06/21/06	(10,470,908)	(10,452,234)	18,674
			$14,304,825	$14,088,063	$(216,762)

K) OPTIONS — The Fund may purchase and write (sell) call and put options on securities, currencies and swap agreements (options on swap agreements are commonly known as "swaptions"). The Fund may write covered and uncovered put and call options and purchase put and call options for hedging purposes or to increase total return. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire

Credit Suisse Global Fixed Income Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 2. Significant Accounting Policies

unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. The risk involved in writing an option is that, if the option is exercised, the underlying security could then be purchased or sold by the Fund at a disadvantageous price. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk that the securities on which the option is written may not be available for purchase if the call option is exercised. Uncovered put options have speculative characteristics and the potential loss is substantial.

Exchange-traded options are valued at the last sale price in the market where such contracts are principally traded. OTC equity index options are priced according to the contract specifications (days to expiration, current spot index level, interest rates, dividends, strike price) using the Black-Scholes pricing model, modified for dividends. The volatility input assumption is interpolated from the previous day's price. At April 30, 2006 the Fund had no outstanding options contracts.

L) SWAPS — The Fund may enter into index swaps for hedging purposes or to seek to increase total return. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

Credit Suisse Global Fixed Income Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 2. Significant Accounting Policies

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. At April 30, 2006 the Fund had no outstanding swap contracts.

M) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Fund's securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB had been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the six months ended April 30, 2006, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $79,137, of which $75,465 was rebated to borrowers (brokers). The Fund retained $2,628 in income from the cash collateral investment and SSB, as lending agent, was paid $1,044. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

N) OTHER — The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries.

Credit Suisse Global Fixed Income Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 2. Significant Accounting Policies

Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or gains are earned.

The Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent the Fund invests in junk bonds) the Fund's net asset value.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended April 30, 2006, investment advisory fees earned and voluntarily waived were $588,085 and $423,782 respectively. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Limited ("Credit Suisse U.K."), an affiliate of Credit Suisse, is sub-investment adviser to the Fund. Credit Suisse U.K.'s sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Fund.

Credit Suisse Global Fixed Income Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Fund. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. For the six months ended April 30, 2006, co-administrative services fees earned by CSAMSI were $58,809.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended April 30, 2006, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $49,939.

In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. This fee is calculated at an annual rate of 0.25% and 1.00% of the average daily net assets of the Class A shares and Class C shares, respectively. Common Class shares and Advisor Class shares are not subject to distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation for these services from Credit Suisse. Credit Suisse is then reimbursed by the Fund. For the six months ended April 30, 2006, the Fund reimbursed Credit Suisse $96,804, which is included in the Fund's transfer agent expense.

For the six months ended April 30, 2006, CSAMSI and its affiliates advised the Fund that it retained $943 from commissions earned on the sale of the Fund's Class A shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the six months ended April 30, 2006, Merrill was paid $206 for its services to the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of

Credit Suisse Global Fixed Income Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 4. Line of Credit

0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At April 30, 2006 the Fund had no loans outstanding under the Credit Facility. For the six months ended April 30, 2006, the Fund had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

	Investment Securities	US Government/Agency Obligations
Purchases	$68,783,428	$59,055,264
Sales	87,698,329	68,305,255

At April 30, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $105,488,066, $3,115,482, $(1,624,687) and $1,490,795, respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares are classified as Common Class shares, five hundred million shares are classified as Advisor Class shares, one billion as Class A shares and five hundred million as Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Common Class
	For the Six Months Ended April 30, 2006 (unaudited)		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares sold	716,912	$6,844,036	5,369,190	$54,619,501
Shares issued in reinvestment of dividends	100,742	957,953	833,857	8,508,108
Shares redeemed	(3,102,196)	(29,616,434)	(6,600,157)	(66,048,440)
Net decrease	(2,284,542)	$(21,814,445)	(397,110)	$(2,920,831)

Credit Suisse Global Fixed Income Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 6. Capital Share Transactions

	Advisor Class
	For the Six Months Ended April 30, 2006 (unaudited)		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares issued in reinvestment of dividends	10	$105	68	$748
Shares redeemed	(4)	(48)	(8)	(85)
Net increase	6	$57	60	$663
	Class A
	For the Six Months Ended April 30, 2006 (unaudited)		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares sold	181,321	$1,728,446	1,398,602	$14,137,655
Shares issued in reinvestment of dividends	8,773	83,303	31,705	320,414
Shares redeemed	(589,904)	(5,644,587)	(325,662)	(3,237,682)
Net increase (decrease)	(399,810)	$(3,832,838)	1,104,645	$11,220,387
	Class C
	For the Six Months Ended April 30, 2006 (unaudited)		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares sold	33,778	$321,474	85,945	$848,649
Shares issued in reinvestment of dividends	117	1,110	64	625
Shares redeemed	(7,349)	(70,480)	(8,166)	(80,531)
Net increase	26,546	$252,104	77,843	$768,743

On April 30, 2006, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Common Class	5	62%
Advisor Class	1	99%
Class A	4	73%
Class C	3	78%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Credit Suisse Global Fixed Income Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Global Fixed Income Fund

Board Approval of Advisory Agreements (unaudited)

In approving the Advisory Agreement with Credit Suisse Asset Management LLC ("Credit Suisse") and the Sub-Advisory Agreement with Credit Suisse Asset Management Limited ("Credit Suisse UK") (the "Sub-Advisory Agreement"), the Board of Directors of the Fund, including the Independent Directors, considered the following factors:

Investment Advisory Fee Rate

The Board reviewed and considered the contractual advisory fee rate of 1.00% for the Global Fixed Income Fund (the "Contractual Advisory Fee") in light of the extent and quality of the advisory services provided. The Board also reviewed and considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the actual fee rates (after taking waivers and reimbursements into account) of 0.30% for the Fund (the "Net Advisory Fee"). The Board acknowledged that the fee waivers and reimbursements could be discontinued at any time. In addition, the Board noted that the compensation paid to Credit Suisse UK would be paid by Credit Suisse, not the Fund, and, accordingly, that the retention of Credit Suisse UK would not increase the fees or expenses otherwise incurred by the Fund's shareholders.

Additionally, the Board received and considered information comparing the Fund's Contractual Advisory Fee and Net Advisory Fee and the Fund's overall expenses with those of funds in both the relevant expense group ("Peer Group") and universe of funds (the "Universe") provided by an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory and

Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement, and under the Sub-Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse and Credit Suisse UK. The Board reviewed background information about Credit Suisse and Credit Suisse UK, including their Forms ADV. The Board considered the background and experience of Credit Suisse's and Credit Suisse UK's senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse and Credit Suisse UK. The Board also considered the particular expertise of Credit Suisse UK in managing the types of global

Credit Suisse Global Fixed Income Fund

Board Approval of Advisory Agreements (unaudited) (continued)

investments which the Fund makes. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

In approving the Sub-Advisory Agreement the Board also considered the benefits to the Fund of retaining Credit Suisse UK given the increased complexity of the domestic and international securities markets, specifically that retention of Credit Suisse UK would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the Fund to obtain best price and execution on trades in international markets.

Fund Performance

The Board received and considered the one-, two-, three-, four-, five- and ten-year performance of the Fund, along with comparisons, for all presented periods to the Universe. The Board was provided with a description of the methodology used to arrive at the funds included in the Universe.

The Board reviewed information comparing the performance of the various Credit Suisse Funds to performance benchmarks that the Board had previously established and progress that had been made in certain instances toward achieving those benchmarks. The Board also reviewed comparisons between the Fund and its identified benchmark over various time periods.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement, for the Fund, including any fee waivers or fee caps, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. Accordingly, the

Credit Suisse Global Fixed Income Fund

Board Approval of Advisory Agreements (unaudited) (continued)

Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Fund's asset levels.

Other Benefits to Credit Suisse and Credit Suisse UK

The Board considered other benefits received by Credit Suisse, Credit Suisse UK and their affiliates as a result of their relationship with the Fund. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Fund, administrative and brokerage relationships with affiliates of Credit Suisse and Credit Suisse UK and benefits potentially derived from an increase in Credit Suisse's and Credit Suisse UK's businesses as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse, Credit Suisse UK and their affiliates).

The Board considered the standards applied in seeking best execution and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's and Credit Suisse UK's method for allocating portfolio investment opportunities among the Fund and other advisory clients.

Conclusions

In selecting Credit Suisse and Credit Suisse UK, and approving the Advisory Agreement, Sub-Advisory Agreement and the investment advisory fees under such agreements, the Board concluded that:

•  although the Contractual Advisory Fee was higher than the median of its Peer Group, the fee was considered reasonable recognizing that the amount that shareholders were actually charged, the Net Advisory Fee, was lower than the median of the Fund's Peer Group.

•  although the Fund's one-year performance was lower than the median of its Universe, its two-, three- and five-year performance was approximately equal to the median of its Universe and its ten year performance was higher than the median of its Universe. The Fund's one-year performance was lower than the median of its Peer Group but its performance for the two-, three- and ten-year periods was higher than the median of its Peer Group and the four-year performance was equal to the median of its Peer Group.

Credit Suisse Global Fixed Income Fund

Board Approval of Advisory Agreements (unaudited) (continued)

•  aside from performance (as discussed above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Fund by Credit Suisse (and by Credit Suisse UK) and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement and under the Sub-Advisory Agreement are typical of, and consistent with, those provided to mutual funds by other investment advisers and sub-advisers.

•  in light of the costs of providing investment management and other services to the Fund and Credit Suisse's ongoing commitment to the Fund and willingness to cap fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreements was reasonable in light of the nature, extent and quality of the services provided to the Fund thereunder.

•  in light of the relatively small size of the Fund and the amount of the Net Advisory Fees, the Fund's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement and the Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

Credit Suisse Global Fixed Income Fund

Privacy Policy Notice (unaudited)

Important Privacy Choices for Consumers

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

•  Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

•  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This Notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse-sponsored and-advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This Notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This Notice is dated as of May 17, 2006.

Credit Suisse Global Fixed Income Fund

Proxy Voting and Portfolio Holdings Information

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-927-2874

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  GFI-SAR-0406

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
This item is not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
This item is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
This item is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.
The Nominating Committee recommends Board member candidates. Shareholders of the registrant may also submit nominees that will be considered by the Committee. Recommendations should be mailed to the registrant’s Secretary, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual; the class, series and number of shares of the registrant that are beneficially owned by such individual; the date such shares were acquired and the investment intent of such acquisition; whether such shareholder believes such individual is, or is not, an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination; and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Not applicable.

(a)(2)                    The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                    Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.

/s/ Steven B. Plump
Name:	Steven B. Plump
Title:	Chief Executive Officer
Date:	July 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven B. Plump
Name:	Steven B. Plump
Title:	Chief Executive Officer
Date:	July 5, 2006

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	July 5, 2006